SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2005
                                                          -------------

                               Clarus Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                        0-24277                           58-1972600
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(State or other jurisdiction      (Commission File Number)      (IRS Employer Identification No.)
   of incorporation)

One Landmark Square, 22nd Floor, Stamford Connecticut                                 06901
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         (Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code: (203) 428-2000
                                                    --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreement.

On June 21, 2005, at the 2005 Annual Meeting of Stockholders of Clarus Corporation (the "Company"), the Company's stockholders, upon the recommendation of the Company's Board of Directors, voted to approve the 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan"). Under the 2005 Stock Incentive Plan, 3,000,000 shares of the Company's common stock will be initially reserved for issuance and available for awards, subject to an automatic annual increase equal to 4% of the total number of shares of the Company's common stock outstanding at the beginning of each fiscal year. Awards under the 2005 Stock Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights, restricted shares of common stock, restricted units and performance awards. Awards under the 2005 Stock Incentive Plan may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any subsidiary of the Company. The 2005 Stock Incentive Plan will have a term of ten years expiring on June 21, 2015.

The material features of the 2005 Stock Incentive Plan are described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on May 2, 2005 (the "Proxy Statement") under the heading "Proposal 2
- Approval and Adoption of 2005 Stock Incentive Plan," and the description is incorporated by reference in this report. In addition, the complete text of the 2005 Stock Incentive Plan is attached as Appendix A to the Proxy Statement and is incorporated by reference in this report.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  June 27, 2005                       Clarus Corporation

                                             By: /s/ Nigel P. Ekern
                                                 -------------------------------
                                                 Nigel P. Ekern
                                                 Chief Administrative Officer